SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2006
BLACKBAUD, INC.

(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

000-50600	11-2617163

(Commission File Number)	(IRS Employer ID Number)

2000 Daniel Island Drive, Charleston, South Carolina	29492

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (843) 216-6200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On June 14, 2006, the stockholders of Blackbaud, Inc. approved an amendment to Blackbaud’s 2004 Stock Plan to increase the number of shares of common stock reserved for issuance thereunder from 1,906,250 to 3,906,250. A copy of Blackbaud’s 2004 Stock Plan as amended and forms of Notice of Stock Option Grant and Stock Option Agreement are attached as Exhibit 10.20 hereto.
On June 14, 2006, the Board of Directors of Blackbaud confirmed its non-employee director compensation to become effective July 1, 2006. Blackbaud’s non-employee director compensation is set forth as Exhibit 10.26 hereto.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description
10.20	Blackbaud, Inc. 2004 Stock Plan (as amended June 14, 2006) and forms of Notice of Stock Option Grant and Stock Option Agreement.

10.26	Blackbaud non-employee director compensation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBAUD, INC.
Date: June 20, 2006	/s/ Timothy V. Williams
Timothy V. Williams,
Vice President and Chief Financial Officer